SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) November 13, 1996




                              HMH PROPERTIES, INC.
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

               52-1822042                                      33-95058
(I.R.S. Employer Identification Number)                (Commission File Number)


               10400 Fernwood Road, Bethesda, Maryland 20817
            (Address of Principle Executive Offices) (Zip Code)




     Registrant's Telephone Number, Including Area Code (301) 380-9000
      (Former Name or Former Address, if changed since last report.)

Item 2.Acquisition or Disposition of Assets

The Registrant acquired the 80% general partner interest in the Salt Lake City Hotel Partners (the "Partnership"), a general partnership owning the Salt Lake City Marriott (the "Hotel"), held by Metropolitan Life Insurance Company for approximately $41 million and the 20% general partner interest in the Partnership from Host Marriott Corporation for approximately $10 million. Subsequent to the acquisition, the Company intends to pay off a mortgage loan on the property of approximately $16 million. Included herein are the financial statements of the Partnership and certain pro forma financial information for the Registrant.

Item 7.Financial Statements and Exhibits

     (a)  Financial statements of the Salt Lake City Hotel Partners


                                                                           Page
     Report of Independent Public Accountants                               1
     Statement of Operations for the years ended
          December 31, 1995 and 1994                                        2
     Balance Sheet as of December 31, 1995 and 1994                         3
     Statement of Changes in Venturers' Capital
          for the years ended December 31, 1995 and 1994                    4
     Statement of Cash Flows for the year ended
          December 31, 1995 and 1994                                        5
     Notes to Financial Statements                                          6
     Statements of Operations for the thirty-six weeks
          ended September 6, 1996 and September 8, 1995                    11
     Balance Sheet as of September 6, 1996                                 12
     Statement of Cash Flows for the thirty-six weeks ended
          September 6, 1996 and September 8, 1995                          13
     Notes to Financial Statements                                         14




(b) Pro Forma financial information as of September 6, 1996 and for the periods ended September 6, 1996 and December 29, 1995 of the Registrant reflecting the acquisition of the Hotel and other transactions are included herein.



                                                                           Page
     Pro Forma Condensed Consolidated Financial Data                       15
     Pro Forma Condensed Consolidated Balance Sheet
          as of September 6, 1996                                          16
     Pro Forma Condensed Consolidated Statement of Operations
          for the year ended September 6, 1996                             17
     Pro Forma Condensed Consolidated Statement of Operations for
          the period ended December 29, 1995                               18
     Notes to Pro Forma Condensed Consolidated Financial Data              19

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
                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HMH PROPERTIES, INC.

                                  By: /s/ Donald D. Olinger
                                      -------------------------
                                     Donald D. Olinger
November 27, 1996                    Vice President and
                                     Corporate Controller


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